UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_____________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 27, 2019

TENNANT COMPANY
(Exact name of registrant as specified in its charter)

Minnesota	1-16191	41-0572550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 North Lilac Drive, P.O. Box 1452 Minneapolis, Minnesota	55440
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(763) 540-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.375 per share	TNC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K, dated August 27, 2019, that was filed with the Securities and Exchange Commission (“SEC”) on August 30, 2019 (“Original Form 8-K”) by Tennant Company (the “Company”), concerning the Company’s decision to engage Deloitte & Touche LLP (“Deloitte”) as its independent registered public accounting firm following the completion of the audit services provided by KPMG LLP (“KPMG”) for the fiscal year ended December 31, 2019 and the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “2019 Annual Report”) on February 27, 2020.

Item 4.01. Changes in Registrant’s Certifying Accountant.

As previously mentioned in the Original Form 8-K, the Audit Committee (the “Audit Committee”) of the Board of Directors of Tennant Company approved the appointment of Deloitte as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2020. KPMG continued as the Company’s independent registered public accounting firm for the year ended December 31, 2019. On February 27, 2020, when the Company filed the 2019 Annual Report with the SEC, KPMG completed its audit of the Company’s consolidated financial statements for such fiscal year, and the Company’s retention of KPMG as its independent registered public accounting firm with respect to the audit of the Company’s consolidated financial statements ended as of that date.

KPMG’s reports on the consolidated financial statements of the Company as of and for the years ended December 31, 2019 and December 31, 2018 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

KPMG's report on the Company’s consolidated financial statements as of and for the years ended December 31, 2019 and 2018 contained a separate paragraph indicating that the Company changed its method of accounting for leases to conform with Accounting Standards Codification (“ASC”) 842, Leases, in fiscal 2019 and its method of accounting for revenue to conform with ASC 606, Revenue from Contracts with Customers, in fiscal 2018.

During the years ended December 31, 2019 and December 31, 2018, and the subsequent interim period through February 27, 2020, there were (i) no disagreements as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference thereto in their reports; and (ii) no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided KPMG with a copy of this Current Report on Form 8-K/A and requested that KPMG furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements herein. A copy of KPMG’s letter is filed as Exhibit 16.1 to this Form 8-K/A Report.

During the years ended December 31, 2019 and December 31, 2018, and the subsequent interim period through February 27, 2020, neither the Company nor anyone acting on its behalf has consulted with Deloitte regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matters that were the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.    Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
16.1	Letter from KPMG LLP.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tennant Company

Date: February 27, 2020	By:	/s/ Andrew Cebulla
Andrew Cebulla
Vice President, Finance and Corporate Controller; Interim Chief Financial Officer and Interim Principal Accounting Officer